Exhibit 99.1.1

JOINT FILING AGREEMENT

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: January 11, 2018

CLAYTON, DUBILIER & RICE FUND VII, L.P.

By: CD&R Associates VII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R ASSOCIATES VII, LTD.

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R ASSOCIATES VII, L.P.

By: CD&R Investment Associates VII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R INVESTMENT ASSOCIATES VII, LTD.

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CLAYTON, DUBILIER & RICE FUND VII (CO-INVESTMENT), L.P.

By: CD&R Associates VII (Co-Investment), Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R ASSOCIATES VII (CO-INVESTMENT), LTD.

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CDR USF CO-INVESTOR, L.P.

By: CDR USF Co-Investor GP Limited, its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Director

CDR USF CO-INVESTOR GP LIMITED

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Director

CDR USF CO-INVESTOR NO. 2, L.P.

By: CDR USF Co-Investor GP No. 2 Limited, its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Director

CDR USF CO-INVESTOR GP NO. 2 LIMITED

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Director

CD&R PARALLEL FUND VII, L.P.

By: CD&R Parallel Fund Associates VII, Ltd., its general partner

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary

CD&R PARALLEL FUND ASSOCIATES VII, LTD.

By:	/s/ Theresa A. Gore
Name:	Theresa A. Gore
Title:	Vice President, Treasurer and Assistant Secretary